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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    _________

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): January 31, 2005


                              Global Matrechs, Inc.
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                       0-29204                  58-2153309
(State or Other Jurisdiction          (Commission              (IRS Employer
     of Incorporation)                File Number)           Identification No.)


            90 Grove Street, Suite 201 Ridgefield, Connecticut 06877
              (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (203) 431-6665


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

SECOND SECURITIES PURCHASE AGREEMENT WITH SOUTHRIDGE PARTNERS LP

     On January 31, 2005, we entered into a Second Securities Purchase Agreement with Southridge Partners LP, one of our existing investors, whereby we agreed to sell a convertible promissory note in the principal amount of $250,000 and warrant to purchase up to 10,000,000 shares of our common stock to Southridge in exchange for its $250,000 investment. Under the terms of this purchase agreement, Southridge may, at its option, and at any time prior to July 1, 2005, purchase an additional note in the principal amount of up to $1,500,000, and otherwise on substantially the same terms as the note issued on January 31, 2005.

     The note is convertible, at the option of the holder, into shares of our common stock at a conversion price of $0.02 per share. Southridge may require us to repurchase some or all of its note if the market price of our common stock falls below $0.03 per share for ten (10) consecutive trading days, at a repurchase price equal to 140% of the principal amount of the note. In the event we default under the terms of the note, the entire outstanding principal (and any outstanding interest accrued thereon) shall become immediately due and payable, and the interest rate will rise to 18% per annum.

     We have secured the payment of the notes with a subordinated security interest in our accounts, general intangibles, inventories, and other collateral. In addition, in the event we propose to register securities under the Securities Act of 1933, as amended, we are required to notify Southridge in advance of such registration and, at its request (subject to limited exceptions), include the shares of our common stock underlying the note and warrant on the registration statement filed in connection with such registration (and assume any expenses associated therewith).

     The warrant has an expiration date of January 31, 2010. It contains a cashless exercise provision whereby the holder may pay the exercise price associated with any exercise by having us withhold a number of shares otherwise issuable upon such exercise having a fair market value equal to the applicable aggregate exercise price. In the event such provision is used with respect to an exercise, we would receive no proceeds upon such exercise.

     The discussion in this current report is only a summary and is qualified in its entirety by reference to the warrant, the purchase agreement and the note which are included as Exhibits 4.1, 10.1, and 10.2, respectively, to this current report on Form 8-K and are incorporated by reference herein.

EXCHANGE AGREEMENT WITH WOODWARD LLC AND PROMISSORY NOTES OF EUROTECH LTD.

     On January 31, 2005, we entered into an Exchange Agreement with Woodward LLC pursuant to which we acquired promissory notes, and have accordingly assumed all rights pertaining thereto, issued by Eurotech Ltd. The notes are currently in default and have an aggregate outstanding principal amount of $290,000. The notes carry a default annual interest rate of 18% and are past due in their entirety. In exchange for these notes, we issued to Woodward a promissory note in the principal amount of $250,000.

     Under the terms of the Exchange Agreement, in the event we propose to register securities under the Securities Act of 1933, as amended, we are required to notify Woodward in

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advance of such registration and, at its request (subject to limited exceptions), include the shares of our common stock underlying the note on the registration statement filed in connection with such registration, and assume any expenses associated therewith.

     The discussion in this current report is only a summary and is qualified in its entirety by reference to the exchange agreement and the note which are included as Exhibits 10.3 and 10.4, respectively, to this current report on Form 8-K and are incorporated by reference herein.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

     As described in Item 1.01 of this current report, on January 31, 2005, pursuant to an Exchange Agreement with Woodward LLC, we acquired promissory notes issued to Woodward by Eurotech Ltd. with an aggregate outstanding principal amount of $290,000 in exchange for a promissory note in the principal amount of $250,000. The description of the exchange agreement and note contained in Item 1.01 of this current report is incorporated by reference herein.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF THE REGISTRANT

     As described in Item 1.01 of this current report, on January 31, 2005 we issued a secured note to Southridge Partners LP in the amount of $250,000. The description of the note and the purchase agreement contained in Item 1.01 of this current report is incorporated by reference herein.

     As described in Item 1.01 and of this current report, on January 31, 2005 we issued a secured note to Woodward LLC in the amount of $250,000. The description of the note and the purchase agreement contained in Item 1.01 of this current report is incorporated by reference herein.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

     In connection with our Second Securities Purchase Agreement with Southridge, we issued and sold a 2% secured convertible promissory note in the principal amount of $250,000. The Note is convertible, at the option of the holder, into shares of common stock of the Company at a conversion price of $0.02 per share.

     We also issued to Southridge a warrant to purchase up to 10,000,000 shares of its common stock at an exercise price of $0.025 per share with an expiration date of January 31, 2010. The warrant contains a cashless exercise provision whereby the holder may pay the exercise price associated with any exercise by having us withhold a number of shares otherwise issuable upon such exercise having a fair market value equal to the applicable aggregate exercise price.

     We paid a commission in connection with this private placement in the amount of $25,000. The private placement was exempt from registration under
Section 4(2) of the Securities Act of 1993, as amended.

     In connection with our Exchange Agreement with Woodward LLC, we issued a 2% secured convertible promissory note in the principal amount of $250,000 with a maturity of two (2) years. The Note is convertible, at the option of the holder, into shares of common stock of the Company at a conversion price of $0.02 per share.

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     The Company received as consideration from Woodward LLC promissory notes of
Eurotech Ltd. it had held prior to the transaction. The private placement was exempt from registration under Section 4(2) of the Securities Act of 1993, as amended.




































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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

    (c)  Exhibits

   Number     Title
   ------     -----

     4.1      Common Stock Purchase Warrant issued to Southridge Partners LP
    10.1      Second Securities Purchase Agreement with Southridge Partners LP
    10.2 Nonnegotiable 2% Secured Convertible Promissory Note issued to Southridge Partners LP
    10.3      Exchange Agreement with Woodward LLC
    10.4 Nonnegotiable 2% Secured Convertible Promissory Note issued to Woodward LLC





























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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Global Matrechs, INC.


Date:  February 4, 2005

                                      By: /s/ Michael Sheppard
                                          ---------------------------------
                                      Michael Sheppard
                                      President, Chief Executive Officer, Chief
                                      Operating Officer and Acting Chief
                                      Financial Officer





























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                                  EXHIBIT INDEX


   Number       Title
   ------       -----

     4.1        Common Stock Purchase Warrant issued to Southridge Partners LP
    10.1        Second Securities Purchase Agreement with Southridge Partners LP
    10.2 Nonnegotiable 2% Secured Convertible Promissory Note issued to Southridge Partners LP
    10.3        Exchange Agreement with Woodward LLC
    10.4 Nonnegotiable 2% Secured Convertible Promissory Note issued to Woodward LLC























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